Exhibit 99.4

ProMed Entities

Unaudited Condensed Financial Statements

Six Months Ended March 31, 2007 and 2006

PROMED HEALTHCARE ADMINISTRATORS, INC.
BALANCE SHEET
March 31, 2007
(Unaudited)

ASSETS
Current assets:
Cash and cash equivalents	$8,073,493
Accounts receivable	205,123
Prepaid expenses and other current assets	98,421
Income taxes receivable	103,451
Deferred tax asset	161,889

Total current assets	8,642,377

Property and equipment, net	364,300
Deposits and other assets	3,725

Total assets	$9,010,402

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable, accrued compensation and other accrued liabilities	$1,094,129

Total current liabilities	1,094,129

Deferred rent	142,617

Stockholders' equity:
Common stock	10,000
Additional paid-in capital	505,000
Retained earnings	7,258,656
Total stockholders' equity	7,773,656

Total liabilities and stockholders' equity	$9,010,402

PROMED HEALTHCARE ADMINISTRATORS, INC.
STATEMENTS OF OPERATIONS
For the Six Months Ended March 31, 2007 and 2006
(Unaudited)

	2007	2006
Revenues
Management Fees	$5,560,645	$5,090,874
Medical premiums	—	2,385,551
Other revenue	79,935	85,215
Total revenues	5,640,580	7,561,640

Operating expenses:
Selling, general and administrative	3,767,615	3,689,846
Medical premiums expense	—	2,099,285
Depreciation and amortization	96,963	89,691

Total operating expenses	3,864,578	5,878,822

Operating income	1,776,002	1,682,818

Interest income	200,919	81,516

Income before income tax provision	1,976,921	1,764,334

Income tax provision	790,768	716,526

Net income	$1,186,153	$1,047,808

PROMED HEALTHCARE ADMINISTRATORS, INC.
STATEMENTS OF CASH FLOW
For the Six Months Ended March 31, 2007 and 2006
(Unaudited)

	2007	2006
Net cash provided by operating activities:	1,427,791	1,333,538

Cash flows from investing activities:
Purchases of property and equipment	(26,766)	(13,806)
Net cash used in investing activities	(26,766)	(13,806)

Cash flows from financing activities:
Dividends paid	(735,680)	(571,970)
Net cash used in financing activities	(735,680)	(571,970)

Net increase in cash and cash equivalents	665,345	747,762

Cash and cash equivalents - beginning of period	7,408,148	5,423,660

Cash and cash equivalents - end of period	$8,073,493	$6,171,422

Supplemental cash flow information
Cash paid during the year for income taxes	$958,000	$746,000

PROMED HEALTHCARE ADMINISTRATORS, INC.

NOTES TO INTERIM FINANCIAL STATEMENTS

March 31, 2007

(Unaudited)

1.    ORGANIZATION AND BASIS OF PRESENTATION

ProMed Health Care Administrators, Inc. (the “Company”), a California-registered third-party administrator organization, was formed and commenced operations in 1991. Effective September 30, 1994, the Company became a wholly owned subsidiary of ProMed Health Medical Group Network (the “Medical Group”), a California professional corporation, formerly Pomona Valley Medical Group, Inc. Effective December 9, 1996, the shareholders of the Medical Group formed a sister corporation, ProMed Health Services Company (“PHS” or the “Parent”). The Medical Group’s ownership interest in the Company was transferred to PHS on December 9, 1996. The Company provides comprehensive management services to its affiliated independent physician associations and medical groups in Los Angeles County and San Bernardino County. The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America.

The unaudited interim financial statements have been prepared under the assumption that users of the interim financial data have either read or have access to the Company’s audited financial statements for the latest fiscal year ended September 30, 2006. Accordingly, certain footnote disclosures that would substantially duplicate the disclosures contained in the audited financial statements have been omitted. These unaudited interim financial statements should be read in conjunction with the audited financial statements.

In the opinion of management, all adjustments considered necessary for a fair presentation of the results as of the date of, and for the interim periods presented, which consist solely of normal recurring adjustments, have been included. The results of operations for the current interim period are not necessarily indicative of the results that may be expected for the entire year ending September 30, 2007.

2.              TRANSACTIONS WITH AFFILIATES AND OTHER RELATED PARTIES

The Company has various transactions with the Medical Group discussed below. The Company derives substantially all of its revenues from the Medical Group and Upland Medical Group, Inc. an affiliated medical group wholly-owned by a shareholder. As such, the Company is dependent on the affiliated medical groups’ ability to maintain profitable operations and cash flow and to continue to purchase services from the Company. The amounts of such transactions may not necessarily be indicative of amounts the Company would have incurred had the Company been operated as an unaffiliated entity.

The Company has a management services agreement which began in 1997 with the Medical Group that includes the following provisions: (i) the initial term is 20 years with successive five-year extension periods; (ii) the Medical Group may terminate the agreement without cause, providing they pay to the Company an amount equal to 12 months of revenue, as defined; and (iii) the Company administers payment of expenses associated with providing health care services to enrollees of the Medical Group in return for a percentage of all the Medical Group’s collections. The Company’s contract with Upland Medical Group, Inc. contains similar provisions and has an initial term of seven years with successive one year extensions.

For the six months ended  March 31, 2007 and 2006,  revenues from administrative and utilization management services under these contracts amounted to $5,560,645  and $5,090,874, respectively, which represent 99% and 67%, respectively, of total revenues for the Company.

Through September 30, 2006, the Company held contracts with certain health plans to provide medical services to their enrollees and subcontracted with the Medical Group to provide these services. These agreements were amended effective October 1, 2006 to transfer the health plan contracts directly to the Medical Group. Under the subcontracting arrangement in effect during fiscal 2006, the Company received capitation payments of $2,385,551 for the six months ended March 31, 2006, which was recorded as medical premiums in the accompanying financial statements and paid $2,099,285 to the Medical Group as capitation expense, net of $286,266 in administrative fees.

The Company leases an office facility which is owned or controlled by the Company’s shareholders or their affiliates and various equipments under noncancelable operating leases expiring at various dates through 2014. The office lease contains an escalation clause based on the increase of the rent per square footage. Rental expense was $229,860 and $229,840 for the six months ended March 31, 2007 and 2006, respectively.

During the six months ended March 31, 2007 and 2006, the Company paid dividends to PHS in the amount of $735,680 and $571,970, respectively.

3.              USE OF ESTIMATES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses, and the disclosure of contingent assets and liabilities at the date and for the periods that the financial statements are prepared. Actual results could differ from those estimates.

4.              NEW ACCOUNTING PRONOUNCEMENTS

In May 2005, the Financial Accounting Standards Board (FASB) issued Statement No. 154 (SFAS No. 154), Accounting Changes and Error Corrections, which replaced APB Opinion No. 20, Accounting Changes, and SFAS No. 3, Reporting Changes in Interim Financial Statements. SFAS No. 154 requires retrospective application to prior periods’ financial statements of voluntary changes in accounting principles and changes required by a new accounting standard when the standard does not include specific transition provisions. Previous guidance required most voluntary changes in accounting principle to be recognized by including in net income of the period in which the change was made the cumulative effect of changing to the new accounting principle. SFAS No. 154 carries forward existing guidance regarding the reporting of the correction of an error and a change in accounting estimate. SFAS No. 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. Adoption of SFAS No. 154 as of October 1, 2006 did not have a material effect on the financial position or results of operations.

In July 2006, the FASB issued Final Interpretation No. (FIN) 48, Accounting for Uncertainty in Income Taxes, an interpretation of SFAS No. 109 Accounting for Income Taxes. FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position is required to meet before being recognized in the financial statements. FIN 48 also provides guidance on derecognition, measurement, classification, interest and penalties, accounting in interim periods, disclosure and transition. In addition, FIN 48 excludes income taxes from the scope of SFAS No. 5, Accounting for Contingencies. FIN 48 is effective for fiscal years beginning after December 15, 2006. Differences between the amounts recognized in the balance sheets prior to the adoption of FIN 48 and the amounts reported after adoption are accounted for as a cumulative-effect adjustment to the beginning balance of retained earnings. Adoption of FIN 48 as of October 1, 2007 is not expected to have a material effect on the financial position or results of operations.

Other recent accounting pronouncements issued by the FASB (including its Emerging Issues Task Force), the AICPA, and the SEC did not, or are not believed by management to, have a material impact on the present or future financial statements.

5.              SUBSEQUENT EVENT

Effective June 1, 2007, the Company was acquired by Prospect Medical Holdings, Inc. (Prospect) in connection with the acquisition of its Parent, along with Pomona Valley Medical Group and Upland Medical Group, Inc. (an affiliate) for total consideration of $48,000,000. Total consideration for the Company was $22,084,752, comprised of $17,682,463 in cash and 710,042 shares of Prospect common stock valued at $3,202,289.

POMONA VALLEY MEDICAL GROUP, INC.
BALANCE SHEET
March 31, 2007
(Unaudited)

ASSETS
Current assets:
Cash and cash equivalents	$21,592,105
Short-term investments	30,000
Accounts receivable	4,912,988
Prepaid expenses and other current assets	53,904
Income taxes receivable	103,511
Deferred tax asset	187,391

Total current assets	26,879,899

Investment in limited partnership	945,011

Total assets	$27,824,910

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable and other accrued liabilities	$1,750,227
Medical claims payable	4,949,607
Income tax payable	1,166,394

Total current liabilities	7,866,228

Shareholders' equity:
Common stock	33,727
Retained earnings	19,924,955
Total shareholders' equity	19,958,682

Total liabilities and shareholders' equity	$27,824,910

POMONA VALLEY MEDICAL GROUP, INC.
STATEMENTS OF OPERATIONS
For the Six Months Ended March 31, 2007 and 2006
(Unaudited)

	2007	2006
Revenues
Managed care revenue	$40,460,191	$38,551,210
Other revenue	466	187,622
Total revenues	40,460,657	38,738,832

Health care expenses
Capitated expenses	18,946,310	19,913,471
Fee-for-service expenses	10,794,038	11,172,903

Total health care expenses	29,740,348	31,086,374

Gross Margin	10,720,309	7,652,458

Operating expenses:
Administrative fees to affiliate	4,859,362	4,765,495
Selling, general and administrative	97,530	91,701

Total operating expenses	4,956,892	4,857,196

Operating income	5,763,417	2,795,262

Interest income	638,727	260,812

Income before income tax provision	6,402,144	3,056,074

Income tax provision	2,560,858	1,222,430

Net income	$3,841,286	$1,833,644

POMONA VALLEY MEDICAL GROUP, INC.
STATEMENTS OF CASH FLOW
For the Six Months Ended March 31, 2007 and 2006
(Unaudited)

	2007	2006
Net cash provided by operating activities:	4,211,848	4,645,148

Cash flows from investing activities:	—	—

Cash flows from financing activities:
Stock issuance/redemption	(364,647)	—
Net cash used in financing activities	(364,647)	—

Net increase in cash and cash equivalents	3,847,201	4,645,148

Cash and cash equivalents - beginning of period	17,744,904	12,849,396

Cash and cash equivalents - end of period	$21,592,105	$17,494,544

Supplemental cash flow information
Cash paid during the year for income taxes	$1,597,000	$860,000

POMONA VALLEY MEDICAL GROUP, INC.

NOTES TO INTERIM FINANCIAL STATEMENTS

March 31, 2007

(Unaudited)

1.    ORGANIZATION AND BASIS OF PRESENTATION

Description of Business—Pomona Valley Medical Group, Inc. (dba ProMed Health Network) (the “Company”) was established and incorporated under the laws of the State of California in 1987. The Company is a professional medical corporation formed as an individual practice association to provide for the delivery of health care services to enrolled members of prepaid health care plans in the Inland Empire, Pomona, and San Gabriel Valley regions of Southern California. The Company serviced an average of approximately, 65,601 and 67,734 members per month during the six months ended March 31, 2007 and 2006, respectively.

The Company has various transactions with affiliates by common ownership: ProMed Health Services Company and its wholly-owned subsidiary ProMed Health Care Administrators, Inc. (PHCA). The amounts of such transactions may not necessarily be indicative of amounts the Company would have incurred had the Company been operated as an unaffiliated entity.

Nonmedical administrative and managerial services, including claims processing, information systems, and maintenance of the Company’s financial and accounting records, as well as medical management and contracting, are provided by ProMed Health Care Administrators, Inc., pursuant to a management services agreement. The Company pays administrative fees based on a percentage of capitation revenues (see Note 2). The Company has no employees.

Basis of accounting—On June 29, 2000 (the “Petition Date”), the Company filed a voluntary petition for relief under Chapter 11 of the Federal Bankruptcy Code.  A Plan of Reorganization and Disclosure Statement was filed by the Company with the Bankruptcy Court on November 30, 2001.  The Plan was confirmed by the Bankruptcy Court on January 18, 2002.  In December 2003, a final decree was issued by the court, closing the case and releasing the Company from any further obligations under Chapter 11.

Because the holders of the Company’s existing voting shares immediately prior to filing for bankruptcy received more than 50% of the voting shares of the reorganized equity, the Company did not qualify for fresh-start accounting under Statement of Position 90-7, Financial Reporting by Entities in Reorganization under the Bankruptcy Code.

The unaudited interim financial statements have been prepared under the assumption that users of the interim financial data have either read or have access to the Company’s audited financial statements for the latest fiscal year ended September 30, 2006. Accordingly, certain note disclosures that would substantially duplicate the disclosures contained in the audited financial statements have been omitted. These unaudited interim financial statements should be read in conjunction with the audited financial statements.

In the opinion of management, all adjustments considered necessary for a fair presentation of the results as of the date of, and for the interim periods presented, which consist solely of normal recurring adjustments, have been included. The results of operations for the current interim period are not necessarily indicative of the results that may be expected for the entire year ending September 30, 2007.

2.              TRANSACTIONS WITH AFFILIATES AND OTHER RELATED PARTIES

The Company has various transactions with the management group discussed below. The amounts of such transactions may not necessarily be indicative of amounts the Company would have incurred had the Company been operated as an unaffiliated entity.

The Company has a management services agreement which began in 1997 with an affiliate, ProMed Health Care Administrators, Inc. that includes the following provisions: (i) the initial term is 20 years with successive five-year extension periods; (ii) the Company may terminate the agreement without cause, providing it pays to PHCA an amount equal to 12 months of revenue, as defined; and (iii) PHCA administers payment of expenses associated with providing health care services to enrollees of the Company in return for a percentage of all the Company’s collections. Fees paid to PHCA during the six months ended March 31, 2007 and 2006 were $4,859,362 and $4,765,495, respectively.

Through September 30, 2006, the Company contracted with certain health plans through PHCA whereby PHCA received the capitation premiums and subcontracted with the Company to provide medical services to the enrollees. These agreements were amended effective October 1, 2006 to transfer the health plan contracts directly to the Company. Under the subcontracting arrangement in effect during fiscal 2006, the Company received capitation payments of $2,099,285 from PHCA for the six months ended March 31, 2006 which were recorded as managed care revenue in the accompanying financial statements, net of $286,266 in administrative fees.

The Company has a hospitalist arrangement with a medical center, whereby a hospitalist provider takes responsibility for monitoring patients’ care and needs during the hospital admittance and also with multiple skilled nursing facilities. The Company subcontracts with Chaparral Medical Group, an affiliate through common ownership, to perform this function for a majority of its enrollees. The Company paid Chaparral Medical Group $786,825 and $779,325 during the six months ended March 31, 2007 and 2006, respectively, of which $316,310 and $328,095, respectively was reimbursed by the medical center and $271,438 and $299,860, respectively, was reimbursed by participating primary care physicians.

A substantial portion of claims and capitation amounts is paid to physician shareholders of the Company.

In October 2004, the Company invested in a partnership, ProMed Properties, LP, which was newly formed and capitalized in part by some physicians/owners of the Company. The Company’s investment in this partnership was $1,000,000 and represented a 38% limited partnership interest. The investment was accounted for under the equity method of accounting. The partnership acquired a 40,000 square foot office building in Ontario, California. PHCA currently leases 50% (20,000 square feet) of the office building. The net loss of the partnership allocated to the Company for the six months ended March 31, 2007 and 2006 was not significant.

3.              USE OF ESTIMATES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses, and the disclosure of contingent assets and liabilities at the date and for the periods that the financial statements are prepared. Actual results could differ from those estimates. Principal areas requiring the use of estimates include medical claims and accruals, settlements under risk/savings sharing programs, medical and reinsurance receivables, determination of allowances for uncollectible accounts, impairment of equity interests in other entities, professional and general liability claims, reserves for the outcome of litigation and valuation allowances for deferred tax assets.

4.              NEW ACCOUNTING PRONOUNCEMENTS

In May 2005, the Financial Accounting Standards Board (FASB) issued Statement No. 154 (SFAS No. 154), Accounting Changes and Error Corrections, which replaced APB Opinion No. 20, Accounting Changes, and SFAS No. 3, Reporting Changes in Interim Financial Statements. SFAS No. 154 requires retrospective application to prior periods’ financial statements of voluntary changes in accounting principles and changes required by a new accounting standard when the standard does not include specific transition provisions. Previous guidance required most voluntary changes in accounting principle to be recognized by including in net income of the period in which the change was made the cumulative effect of changing to the new accounting principle. SFAS No. 154 carries forward existing guidance regarding the reporting of the correction of an error and a change in accounting estimate. SFAS No. 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. Adoption of SFAS No. 154 as of October 1, 2006 did not have a material effect on the financial position or results of operations.

In July 2006, the FASB issued Final Interpretation No. (FIN) 48, Accounting for Uncertainty in Income Taxes—an Interpretation of SFAS No. 109 Accounting for Income Taxes. FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position is required to meet before being recognized in the financial statements. FIN 48 also provides guidance on derecognition, measurement, classification, interest and penalties, accounting in interim periods, disclosure and transition. In addition, FIN 48 excludes income taxes from the scope of SFAS No. 5, Accounting for Contingencies. FIN 48 is effective for fiscal years beginning after December 15, 2006. Differences between the amounts recognized in the balance sheets prior to the adoption of FIN 48 and the amounts reported after adoption are accounted for as a cumulative-effect adjustment to the beginning balance of retained earnings. Adoption of FIN 48 as of October 1, 2007 is not expected to have a material effect on the financial position or results of operations.

Other recent accounting pronouncements issued by the FASB (including its Emerging Issues Task Force), the AICPA, and the SEC did not, or are not believed by management to, have a material impact on the present or future financial statements.

5.                      SUBSEQUENT EVENT

Effective June 1, 2007, the Company was acquired by Prospect Medical Holdings, Inc. (Prospect) in connection with the acquisition of ProMed Health Services Company, and its wholly-owned subsidiary, ProMed Health Care Administrators, Inc., along with Upland Medical Group, Inc. (an affiliate) for total consideration of $48,000,000. Total consideration for the Company was $21,175,518, comprised of $18,105,068 in cash and 680,809 shares of Prospect common stock valued at $3,070,450. Prior to the acquisition, the Company was required by Prospect to dispose of its limited partnership interest in ProMed Properties, LP. The Company recorded a gain of $34,063 upon the sale of the interest in April 2007.

UPLAND MEDICAL GROUP, INC.
BALANCE SHEET
March 31, 2007
(Unaudited)

ASSETS
Current assets:
Cash and cash equivalents	$941,653
Short-term investments	423,689
Accounts receivable	411,982
Prepaid expenses and other current assets	7,854

Total current assets	1,785,178

Total assets	$1,785,178

LIABILITIES AND SHAREHOLDER’S EQUITY
Current liabilities:
Accounts payable and other accrued liabilities	$6,507
Medical claims payable	940,392
Income tax payable	2,700

Total current liabilities	949,599

Shareholder’s equity:
Common stock	26,000
Retained earnings	809,579
Total shareholder’s equity	835,579

Total liabilities and shareholder’s equity	$1,785,178

UPLAND MEDICAL GROUP, INC.
STATEMENTS OF OPERATIONS
For the Six Months Ended March 31, 2007 and 2006
(Unaudited)

	2007	2006
Managed care revenue	$5,819,154	$5,010,756

Health care expenses
Capitated expenses	2,518,093	2,342,705
Fee-for-service expenses	2,277,604	1,918,553

Total health care expenses	4,795,697	4,261,258

Gross Margin	1,023,457	749,498

Operating expenses:
Administrative fees to affiliate	701,283	601,291
Selling, general and administrative	21,376	35,249

Total operating expenses	722,659	636,540

Operating income	300,798	112,958

Interest income	33,749	3,183

Income before income tax provision	334,547	116,141

Income tax provision	2,512	3,900

Net income	$332,035	$112,241

UPLAND MEDICAL GROUP, INC.
STATEMENTS OF CASH FLOW
For the Six Months Ended March 31, 2007 and 2006
(Unaudited)

	2007	2006
Cash flows from operating activities:
Net cash provided by operating activities:	(103,126)	(67,928)

Cash flows from investing activities:	—	—

Cash flows from financing activities:	—	—

Net decrease in cash and cash equivalents	(103,126)	(67,928)

Cash and cash equivalents - beginning of period	1,368,468	988,423

Cash and cash equivalents - end of period	$1,265,342	$920,495

Supplemental cash flow information
Cash paid during the year for income taxes	$800	—

UPLAND MEDICAL GROUP, INC.

NOTES TO INTERIM FINANCIAL STATEMENTS

March 31, 2007

(Unaudited)

1.    ORGANIZATION AND BASIS OF PRESENTATION

Description of Business— Upland Medical Group, A Professional Medical Corporation (Company) is a California corporation.  The Company is an independent practice association that delivers health care services to enrolled members of prepaid health care plans in the Inland Empire region of Southern California.  During the six months ended March 31, 2007 and 2006, the Company serviced an average of  15,362 and 14,517 members per month, respectively.

The Company has various transactions with ProMed Health Services Company and its wholly-owned subsidiary, ProMed Health Care Administrators, Inc. (PHCA) which is an affiliate through common ownership and management. The amounts of such transactions may not necessarily be indicative of amounts the Company would have incurred had the Company been operated as an unaffiliated entity.

Nonmedical administrative and managerial services, including claims processing, information systems, and maintenance of the Company’s financial and accounting records, as well as medical management and contracting, are provided by ProMed Health Care Administrators, Inc., pursuant to a management services agreement (see Note 2). The Company pays administrative fees based on a percentage of capitation revenues. The Company has no employees.

The unaudited interim financial statements have been prepared under the assumption that users of the interim financial data have either read or have access to the Company’s audited financial statements for the latest fiscal year ended December 31, 2006. Accordingly, certain note disclosures that would substantially duplicate the disclosures contained in the audited financial statements have been omitted. These unaudited interim financial statements should be read in conjunction with the audited financial statements.

In the opinion of management, all adjustments considered necessary for a fair presentation of the results as of the date of, and for the interim periods presented, which consist solely of normal recurring adjustments, have been included. The results of operations for the current interim period are not necessarily indicative of the results that may be expected for the entire year ending December 31, 2007.

2.              TRANSACTIONS WITH AFFILIATES AND OTHER RELATED PARTIES

The Company has various transactions with PHCA discussed below. The amounts of such transactions may not necessarily be indicative of amounts the Company would have incurred had the Company been operated as an unaffiliated entity.

The management services agreement with PHCA began in 1997 and includes the following provisions: (i) the initial term is seven years with successive one-year extension periods; (ii) the Company may terminate the agreement any time without cause, providing it pays to PHCA an amount equal to 12 months of revenue, as defined; and (iii) PHCA administers payment of expenses associated with providing health care services to enrollees of the Company in return for a percentage of all the Company’s collections.

During the six months ended March 31, 2007 and 2006, the Company paid $701,283 and $601,291, respectively, as an administrative fee to PHCA.

3.              USE OF ESTIMATES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses, and the disclosure of contingent assets and liabilities at the date and for the periods that the financial statements are prepared. Actual results could differ from those estimates. Principal areas requiring the use of estimates include medical claims and accruals, settlements under risk/savings sharing programs, medical and reinsurance receivables, determination of allowances for uncollectible accounts, professional and general liability claims and reserves for the outcome of litigation.

4.              NEW ACCOUNTING PRONOUNCEMENTS

In May 2005, the Financial Accounting Standards Board (FASB) issued Statement No. 154 (SFAS No. 154), Accounting Changes and Error Corrections, which replaced APB Opinion No. 20, Accounting Changes, and SFAS No. 3, Reporting Changes in Interim Financial Statements. SFAS No. 154 requires retrospective application to prior periods’ financial statements of voluntary changes in accounting principles and changes required by a new accounting standard when the standard does not include specific transition provisions. Previous guidance required most voluntary changes in accounting principle to be recognized by including in net income of the period in which the change was made the cumulative effect of changing to the new accounting principle. SFAS No. 154 carries forward existing guidance regarding the reporting of the correction of an error and a change in accounting estimate. SFAS No. 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. Adoption of SFAS No. 154 as of January 1, 2006 did not have a material effect on the financial position or results of operations.

In July 2006, the FASB issued Final Interpretation No. (FIN) 48, Accounting for Uncertainty in Income Taxes—an Interpretation of SFAS No. 109 Accounting for Income Taxes. FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position is required to meet before being recognized in the financial statements. FIN 48 also provides guidance on derecognition, measurement, classification, interest and penalties, accounting in interim periods, disclosure and transition. In addition, FIN 48 excludes income taxes from the scope of SFAS No. 5, Accounting for

Contingencies. FIN 48 is effective for fiscal years beginning after December 15, 2006. Differences between the amounts recognized in the consolidated balance sheets prior to the adoption of FIN 48 and the amounts reported after adoption are accounted for as a cumulative-effect adjustment to the beginning balance of retained earnings. The Company is taxed under the provisions of Subchapter S of the Internal Revenue Code. Income and losses are includable in the tax returns of the shareholder. Adoption of FIN 48 on January 1, 2007 did not have a material effect on the financial position or results of operations.

Other recent accounting pronouncements issued by the FASB (including its Emerging Issues Task Force), the AICPA, and the SEC did not, or are not believed by management to, have a material impact on the present or future financial statements.

5.                      SUBSEQUENT EVENT

Effective June 1, 2007, the Company was acquired by Prospect Medical Holdings, Inc. (Prospect) in connection with the acquisition of ProMed Health Services Company and its wholly-owned subsidiary, ProMed Health Care Administrators, Inc., along with Pomona Valley Medical Group Inc. (an affiliate) for total consideration of $48,000,000. Total consideration for the Company was $4,739,730, comprised of $4,052,469 in cash and 152,386 shares of Prospect common stock valued at $687,261.